UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2020

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road, Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

At the Annual Meeting of Shareholders held on October 28, 2020 (the “Annual Meeting”), Mark Aslett, Mary Louise Krakauer, and William K. O’Brien were elected as Class II Directors for a three-year term ending in 2023 and Orlando P. Carvalho was elected as a Class III Director for a one-year term ending in 2021.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The final voting results for the Annual Meeting are as follows:

1.Election of Directors:

Class II Directors:

Mark Aslett

For:	50,776,130
Withheld:	657,967
Broker Non-Votes:	2,315,667

Mary Louise Krakauer

For:	50,786,336
Withheld:	647,761
Broker Non-Votes:	2,315,667

William K. O’Brien

For:	46,688,186
Withheld:	4,745,911
Broker Non-Votes:	2,315,667

Class III Director:

Orlando P. Carvalho

For:	50,827,080
Withheld:	607,017
Broker Non-Votes:	2,315,667
2.Advisory vote to approve the compensation of the Company’s named executive officers:

For:	51,038,263
Against:	367,284
Abstain:	28,550
Broker Non-Votes:	2,315,667

3.Vote to approve the Company’s Amended and Restated 2018 Stock Incentive Plan:

For:	49,717,535
Against:	1,691,405
Abstain:	25,157
Broker Non-Votes:	2,315,667
4.Vote to approve the Company’s Amended and Restated 1997 Employee Stock Purchase Plan:

For:	51,378,313
Against:	48,914
Abstain:	6,870
Broker Non-Votes:	2,315,667
5.Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending July 2, 2021:

For:	53,069,626
Against:	640,709
Abstain:	39,429
Broker Non-Votes:	0
Item 8.01     Other Events.
Following the Annual Meeting, the Company’s Board of Directors held a meeting at which it elected Vincent Vitto as Chairman of the Board and determined the composition of the Board committees for the upcoming year. The committees of the Board will be constituted as follows:

Audit Committee: Barry R. Nearhos (Chair), James K. Bass, Lisa S. Disbrow, and William K. O’Brien

Compensation Committee: Mary Louise Krakauer (Chair), Orlando P. Carvalho, Michael A. Daniels, and Vincent Vitto

Government Relations Committee: Lisa S. Disbrow (Chair), Mark Aslett, Orlando P. Carvalho, Michael A. Daniels, and Vincent Vitto

M&A and Finance Committee: Michael A. Daniels (Chair), James K. Bass, William K. O’Brien, and Vincent Vitto (alternate)

Nominating and Governance Committee: Vincent Vitto (Chair), Michael A. Daniels, Lisa S. Disbrow, and William K. O’Brien

The Board of Directors adopted and approved, based on the recommendation of the Nominating and Governance Committee, an amendment to the Board Policy to recognize the benefits that diversity brings to a Board and to provide that the Board has a goal to reflect gender, ethnic, and racial diversity in its membership.
The Board of Directors adopted and approved, based on the recommendation of the Audit Committee, an amendment to the Audit Committee charter.
The amended Board Policy and Audit Committee charter are posted in the Investor Relations section of the Company’s website, www.mrcy.com, under Corporate Governance.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 2, 2020	MERCURY SYSTEMS, INC.

	By:	/s/ Christopher C. Cambria
Christopher C. Cambria
Executive Vice President, General Counsel, and Secretary

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